                               COST-U-LESS, INC.

                             AMENDED AND RESTATED
                            1989 STOCK OPTION PLAN

                             SECTION 1.   PURPOSE

     The purpose of the Cost-U-Less, Inc. 1989 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, directors (subject to the restrictions contained in Sections 2 and 4), officers, agents, consultants and independent contractors of Cost-U-Less, Inc., a Washington corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors, officers, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

                          SECTION 2.   ADMINISTRATION

     This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider, in selecting the Plan Administrator and the membership of any committee acting as the Plan Administrator of this Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act, the provisions regarding (a) "outside directors," as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) "nonemployee directors," as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering this Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     A member of the Board (or any committee) may be eligible to participate in or receive or hold options under this Plan; provided, however, that no member of the Board or any committee shall vote with respect to the granting of an option hereunder to himself or herself, as the case may be, and, provided that if state corporate law

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does not permit a committee to grant options to directors, then any option granted under this Plan to a director for his or her services as such shall be approved by the full Board.

2.1  PROCEDURES

     The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Plan Administrator members, shall be valid acts of the Plan Administrator.

2.2  RESPONSIBILITIES

     Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, as well as amendments and modifications of already outstanding options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Section 422 of the Code, the regulations thereunder and any amendments thereto.

                    SECTION 3.   STOCK SUBJECT TO THIS PLAN

     The stock subject to this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or now held or subsequently acquired by the Company. Subject to adjustment as provided in Section 7, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 1,350,000 shares. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan.

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                           SECTION 4.   ELIGIBILITY

     An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee and not a director of the Company or any related corporation. A nonqualified stock option may be granted to any employee, director, officer, agent, consultant or independent contractor of the Company or any related corporation. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

                 SECTION 5.   TERMS AND CONDITIONS OF OPTIONS

     Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

5.1  NUMBER OF SHARES AND PRICE

     The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator; provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted, with respect to incentive stock options, and provided, further, that, with respect to incentive stock options granted to greater than ten percent shareholders, the exercise price shall be as required by Section 6.

5.2  TERM AND MATURITY

     Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than ten percent shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date it is granted but in no event shall the term of any incentive stock option exceed ten years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date it is granted but in no event shall the term of any nonqualified stock option exceed ten years.

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

5.3  EXERCISE

     Subject to any terms and conditions which provide that such option shall become exercisable in installments, each option may be exercised in whole or in part; provided, however, that only whole shares will be issued pursuant to the exercise of any option. During an Optionee's lifetime, any incentive stock options granted under this Plan are personal to him or her and are exercisable solely by such Optionee or a transferee as permitted under Section 5.6. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised.

5.4  PAYMENT OF EXERCISE PRICE

     Payment of the option exercise price shall be made in full within five business days after the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at any time the Plan Administrator in a particular case determines otherwise) for the Common Stock being purchased.

     The Plan Administrator can determine at the time the option is granted for incentive stock options or at any time for nonqualified stock options that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

          (a) tendering (either actually or by attestation) shares of stock of the Company held by the Optionee having a fair market value equal to the exercise price, such fair market value ("Fair Market Value") to be determined in good faith by the Plan Administrator; provided, however, that payment in stock held by the Optionee shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months;

          (b) delivery of a full-recourse promissory note executed by the Optionee; provided that subject to the applicability of any exceptions to the imputed interest rules contained in the Code, such note delivered in connection with an incentive stock option shall, and such note delivered in connection with a nonqualified stock option may, in the sole discretion of the Plan Administrator, bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest for federal income tax purposes, and provided, further, that the Plan Administrator in its sole discretion shall specify the term and other provisions of such note at the time the option is granted and may require that the Optionee pledge his or her shares to the Company for the purpose of securing the payment of such note and may require that the certificate representing such shares be held in escrow in order to perfect the Company's security interest, and provided, further, that the Plan Administrator in its sole discretion may at any time restrict or rescind this right upon notification to the Optionee.

5.5  WITHHOLDING TAX REQUIREMENT

     As a condition to the exercise of a nonqualified stock option (or a disqualifying disposition of an incentive stock option), the Optionee shall, upon exercise of an option and upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares purchased, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. To the extent permitted or required by the Plan Administrator, such arrangements may include payment of the appropriate withholding tax in shares of stock of the Company having a Fair Market Value equal to such withholding (such Fair Market Value to be determined in good faith by the Plan Administrator), either through delivery of shares held by the Optionee or by reduction in the number of shares to be delivered to the Optionee upon exercise of such option.

5.6  NONTRANSFERABILITY OF OPTION

     Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, to the extent permitted by Section 422 of the Code, the Plan Administrator may permit an Optionee to (a) during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Plan Administrator (such designation may be changed from time to time by the Optionee by giving written notice to the Plan Administrator revoking any earlier designation and making a new designation) or (b) transfer the option and the rights or privileges conferred hereby; provided, however, that any option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the option.

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

5.7  TERMINATION OF RELATIONSHIP

          (a) If the Optionee's relationship with the Company or any related corporation ceases for any reason other than death or total disability, and unless by its terms the Option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of his or her option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 30 days of such cessation. If, in the case of an incentive stock option, an Optionee ceases to be an employee of this Company (i.e., from employee to a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

          (b) If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer, agent, consultant or independent contractor of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

          (c) For purposes of this subsection 5.7, a transfer of employment or relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of employment or relationship with the Company or any of its related corporations. For purposes of this subsection 5.7 with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

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

          (d) If the Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first advise or discussion thereof, and Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), intoxication while at work, fraud, misconduct or disclosure of confidential information.

          (e) As used herein, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "related corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

5.8  DEATH OF OPTIONEE

     If an Optionee dies while he or she has a relationship with the Company or any related corporation as an employee, director, officer, agent, consultant or independent contractor, or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee may, to the extent that the Optionee would have been entitled to exercise such option, be exercised within 12 months after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

5.9  STATUS OF SHAREHOLDER

     Neither the Optionee nor any person or persons to whom the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

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

5.10 CONTINUATION OF EMPLOYMENT

     Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or a related corporation, or to interfere in any way with the right of the Company or any such related corporation to terminate his or her employment or other relationship with the Company at any time.

5.11 MODIFICATION AND AMENDMENT OF OPTION

     Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS

     As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options.

               SECTION 6. GREATER THAN TEN PERCENT SHAREHOLDERS

6.1  EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS

     If incentive stock options are granted under this Plan to employees who own more than ten percent of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

6.2  ATTRIBUTION RULE

     For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

            SECTION 7.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

7.1   EFFECT OF LIQUIDATION OR REORGANIZATION

          7.1.1  Cash, Stock or Other Property for Stock.  Except as provided in
                 ---------------------------------------
subsection 7.1.2, upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his or her option to the extent the vesting requirements set forth in the option agreement have been satisfied.

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

          7.1.2  Conversion of Options on Stock for Stock Exchange.  If the
                 -------------------------------------------------
shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Stock.

7.2  FRACTIONAL SHARES

     In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

7.3  DETERMINATION OF BOARD TO BE FINAL

     All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

                      SECTION 8.   SECURITIES REGULATION

     Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange, all stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon prior to the issuance thereof.

                     SECTION 9.  AMENDMENT AND TERMINATION

9.1  BOARD ACTION

     The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of a majority of stock represented by shareholders voting either in person or by proxy at a duly held shareholders' meeting or unanimous written consent of shareholders is necessary within 12 months before or after the adoption by the Board of any amendment which will:

          (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

          (b) extend the maximum term of any stock option;

          (c) change the manner of determining the maximum exercise price; or

          (d) materially modify the requirements for eligibility for participation in this Plan.

9.2  AUTOMATIC TERMINATION

     Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or
(b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination, or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

                    SECTION 10.  EFFECTIVENESS OF THIS PLAN

     This Plan shall become effective upon adoption by the Board so long as it is approved by unanimous written consent of shareholders or by a majority of stock represented by shareholders, voting either in person or by proxy at a duly held shareholders' meeting at any time within 12 months before or after the adoption of this Plan.

     Adopted by the Board of Directors on March 26, 1990 and approved by the shareholders on April 27, 1990. Amended by the Board of Directors on March 21, 1991 and amendment approved by the shareholders on April 19, 1991. Amended by the Board of Directors on December 20, 1991 and amendment approved by the shareholders on March 9, 1992. Amended by the Board of Directors on February 3, 1993 and amendment approved by the shareholders on March 31, 1993. Amended by the Board of Directors on March 14, 1994 and amendment approved by the shareholders on April 7, 1994. Amended and restated by the Board of Directors on _________, 1998.

                               AMENDMENT NO.  1

                                      TO

                   COST-U-LESS, INC. 1989 STOCK OPTION PLAN

     The Cost-U-Less, Inc. 1989 Stock Option Plan (the "Plan") is hereby amended to read as follows:

     1. Section 3 of the Plan is amended to read as follows:

               "SECTION 3.  Stock Subject to this Plan.  The stock subject to
                            --------------------------
          this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed One Hundred Fifty Thousand (150,000) shares as such Common Stock was constituted on the effective date of Amendment No. 1 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options."

     The effective date of such amendment shall be March 21, 1991, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.

                                AMENDMENT NO. 2

                                      TO

                   COST-U-LESS, INC. 1989 STOCK OPTION PLAN

     The Cost-U-Less, Inc. 1989 Stock Option Plan (the "Plan") is hereby amended to read as follows:

     1. Section 3 of the Plan is amended to read as follows:

               "SECTION 3.  Stock Subject to this Plan.  The stock subject to
                            --------------------------
          this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed Two Hundred Thousand (200,000) shares as such Common Stock was constituted on the effective date of Amendment No. 2 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options."

     The effective date of such amendment shall be December 20, 1991, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.

                                AMENDMENT NO. 3

                                      TO

                   COST-U-LESS, INC. 1989 STOCK OPTION PLAN

     The Cost-U-Less, Inc. 1989 Stock Option Plan (the "Plan") is hereby amended as follows:

          "SECTION 3.  Stock Subject to this Plan.  The stock subject to this
                       --------------------------
     Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or now held or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed One Million Two Hundred Fifty Thousand (1,250,000) shares as such Common Stock was constituted on the effective date of Amendment No. 3 to this Plan. If any option granted under this Plan shall expire or be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such expired, surrendered, exchanged, cancelled or terminated options."

     The effective date of such amendment shall be February 3, 1993, the date of adoption by the Board of Directors.

                                AMENDMENT NO. 4

                                      TO

                   COST-U-LESS, INC. 1989 STOCK OPTION PLAN

     The Cost-U-Less, Inc. 1989 Stock Option Plan (the "Plan') is hereby amended as follows:

          "SECTION 3.  Stock Subject to this Plan.  The stock subject to this
                       --------------------------
    Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or now held or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed One Million Three Hundred Fifty Thousand (1,350,000) shares as such Common Stock was constituted on the effective date of Amendment No. 4 to this Plan. If any option granted under this Plan shall expire or be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such expired, surrendered, exchanged, cancelled or terminated options."

     The effective date of such amendment shall be March 14, 1994, the date of adoption by the Board of Directors.

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